UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 of 15(d) of the
                         Securities Exchange Act of 1934


                                September 27, 2008
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               Date of Report (date of earliest event reported)


                    BION ENVIRONMENTAL TECHNOLOGIES, INC.
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             Exact name of Registrant as Specified in its Charter

         Colorado                 000-19333                84-1176672
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State or Other Jurisdiction    Commission File   IRS Employer Identification
     of Incorporation              Number                  Number

             641 Lexington Avenue, 17th Floor, New York, NY 10022
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         Address of Principal Executive Offices, Including Zip Code

                                (212) 758-6622
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             Registrant's Telephone Number, Including Area Code

                                 Not applicable
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          Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     On September 27, 2008, the Company executed an agreement with Kreider Farms (and its affiliated entities) (collectively "Kreider") to design, construct and operate, through its wholly-owned subsidiary, Bion Services Group, Inc., a Bion system to treat the waste from the equivalent of approximately 1900-2000 milking dairy cows (milkers, dry cows and heifers combined) at the Kreider Dairy, located in Mannheim, Pennsylvania. In addition, the agreement provides for an integrated renewable energy facility that will provide energy for Bion's waste treatment facility through the combustion of the cellulose captured in the Bion process. The system will be owned and operated through a special purpose entity in which Kreider will have the option to purchase a minority interest. See Exhibit 99.1 for press release dated September 29, 2008.

     Salvatore Zizza and Dominic Bassani, Chairman/Director and Vice President-Special Projects and Strategic Planning, respectively, of our Bion Integrated Projects Group, Inc. subsidiary, each advanced the Company $50,000 which advances have been evidenced by promissory notes executed on September 27, 2008. See Exhibits 10.1 and 10.2. The advances will be used by the Company for working capital purposes. It is possible, but not certain, that Mr. Zizza and/or Mr. Bassani will make future advances to the Company.

ITEM 7.01  REGULATION FD DISCLOSURE.

     Bion has received notification that its patent application entitled, "Low Oxygen Organic Waste Bioconversion System" has been granted by the Commonwealth of Australia Patent Office. See Exhibit 99.2.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  Financial Statements of Businesses Acquired.

          Not Applicable.

     (b)  Pro Forma Financial Information

          Not Applicable.

     (c)  Shell Company Transactions

          Not Applicable.

     (d)  Exhibits

     Exhibit 10.1 Promissory Note between Bion Environmental Technologies, Inc. and Salvatore Zizza

     Exhibit 10.2 Promissory Note between Bion Environmental Technologies, Inc. and Dominic Bassani

     Exhibit 99.1   Kreider Press Release dated September 29, 2008

     Exhibit 99.2   Patent Press Release dated September 25, 2008


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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  Bion Environmental Technologies, Inc.


Date:  September 30, 2008         By: /s/ Mark A. Smith
                                      Mark A. Smith, President











































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